Filed Pursuant to Rule 497e
Registration Statement No. 333-101231
SUPPLEMENT FOR
WOODMEN VARIABLE ANNUITY ACCOUNT
Woodmen of the World and/or Omaha Woodmen Life Insurance Society
1700 Farnam Street
Omaha, Nebraska 68102
1-877-664-3332
Prospectus dated May 1, 2008
Date of Supplement: December 19, 2008
Purpose:
We are providing you with this Supplement No. 1, dated December 19, 2008, to update the Prospectus dated May 1, 2008. The information in this Supplement No. 1 supplements, modifies and supersedes some of the information contained in the Woodmen Variable Annuity (“Woodmen VA”) Prospectus. This Supplement No. 1 forms a part of, and must be accompanied or preceded by, the Prospectus.
The primary purpose of this Supplement No. 1 is to inform you of certain changes to subaccount offerings available to you in the Woodmen VA.
The Prospectus is amended as follows:
We have been advised that the shareholders of Summit Mutual Funds, Inc. (the “Summit Funds”) approved a change in the investment advisor of Summit Funds, effective on December 12, 2008. On such date, Calvert Asset Management Company, Inc. (“Calvert” or the “Advisor”) assumed responsibility as investment advisor to the Summit Funds. All exchange-traded and indexed variable insurance trust portfolios will retain Summit Investment Partners, Inc. as sub-advisor with Calvert assuming the role of Advisor. In our Prospectus, the following funds were affected by this change:
Summit S&P 500 Index Portfolio
Summit S&P MidCap 400 Index Portfolio
Summit Russell 2000 Small Cap Index Portfolio
Summit Nasdaq-100 Index Portfolio
Summit Lehman Aggregate Bond Index Portfolio
Summit EAFE International Index Portfolio will continue to be sub-advised by World Asset Management, Inc. Except for the change in Advisor, the current investment management teams, performance track records, and expense ratios of the Summit Funds will remain the same. Please refer to each fund’s prospectus for additional information.
Pursuant to a change in the name of the primary benchmark, the name of the Summit Lehman Aggregate Bond Fund Index Portfolio has been changed to the “Summit Barclays Capital Aggregate Bond Index Portfolio.”
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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